AGREEMENT OF LEASE
                               by and between

                            COPT CONCOURSE, LLC
                                    and

                      DIALYSIS CORPORATION OF AMERICA

        (1302 CONCOURSE DRIVE, LINTHICUM, MARYLAND 21090, Suite 204)

                            AGREEMENT OF LEASE
                            COPT CONCOURSE, LLC
                      DIALYSIS CORPORATION OF AMERICA

                            TABLE OF CONTENTS

1.   Definitions and Attachments........................................  1
2.   Demise.............................................................  2
3.   Term...............................................................  2
4.   Security Deposit and Advance Rent..................................  3
5.   Use................................................................  3
6.   Rent...............................................................  4
7.   Requirements of Applicable Law.....................................  7
8.   Certificate of Occupancy...........................................  7
9.   Contest-Statute, Ordinance, Etc....................................  7
10. Tenant's Improvements...............................................  8
11. Repairs and Maintenance.............................................  8
12. Conduct on Premises.................................................  9
13. Insurance...........................................................  9
14. Rules and Regulations............................................... 11
15. Mechanics' Liens.................................................... 11
16. Tenant's Failure to Repair.......................................... 11
17. Property - Loss, Damage............................................. 11
18. Destruction - Fire or Other Casualty................................ 11
19. Eminent Domain...................................................... 12
20. Assignment.......................................................... 12
21. Default; Remedies; Bankruptcy of Tenant............................. 13
22. Damages............................................................. 15
23. Services and Utilities.............................................. 15
24. Electric Current.................................................... 16
25. Telephone and Telecommunications.................................... 16
26. Acceptance of Premises.............................................. 17
27. Inability to Perform................................................ 17
28. No Waivers.......................................................... 17
29. Access to Premises and Change in Services........................... 18
30. Estoppel Certificates............................................... 18
31. Subordination....................................................... 18
32. Attornment.......................................................... 18
33. Notices............................................................. 19
34. Relocation.......................................................... 19
35. Tenant's Space...................................................... 19
36. Quiet Enjoyment..................................................... 19
37. Vacation of Premises................................................ 19
38. Members' Liability.................................................. 20
39. Separability........................................................ 20
40. Indemnification..................................................... 20
41. Captions............................................................ 21
42. Brokers............................................................. 21
43. Recordation......................................................... 21
44. Successors and Assigns.............................................. 21
45. Integration of Agreements........................................... 21
46. Hazardous Material; Indemnity....................................... 21
47. Americans With Disabilities Act..................................... 23
48. Several Liability................................................... 24
49. Financial Statements................................................ 24
50. Definition of Day and Days.......................................... 24
51. Tenant's Right to Terminate......................................... 24

                              AGREEMENT OF LEASE

     THIS AGREEMENT OF LEASE (this "Lease") made this 31 day of March, 2004, by and between COPT CONCOURSE, LLC (the "Landlord") and DIALYSIS CORPORATION OF AMERICA (the "Tenant"), witnesseth that the parties hereby agree as follows:

                            W I T N E S S E T H:

     THAT FOR AND IN CONSIDERATION of the mutual covenants and agreements herein contained, the parties hereto do hereby covenant and agree as follows:

1.  Definitions and Attachments.
    ----------------------------

     1.1  Certain Defined Terms.

         1.1.1 "Building" means the office building known as "Airport Square XVI," located at 1302 Concourse Drive, Linthicum, Maryland 21090, which is located within Anne Arundel County, Maryland.

         1.1.2 "Rentable Area of the Building" means 84,607 rentable square feet, subject to adjustment in accordance with BOMA standards.

         1.1.3 "Premises" means that portion of the Building located on the second floor designated as Suite 204 described on the schedule attached hereto as Exhibit "A" and made a part hereof.

         1.1.4 "Rentable Area of the Premises" means 4,591 rentable square feet.

         1.1.5 "Term" means a period of five (5) years plus the part of a month mentioned in Section 3.1, commencing and ending as provided in Section 3.1.

         1.1.6 "Annual Base Rent" means the amount set forth on the following schedule:

Rental Year     Annual Base Rent     Monthly Installments of Annual Base Rent
-----------     ----------------     ----------------------------------------
     1            $105,593.04                      $8,799.42
     2            $107,704.90                      $8,975.41
     3            $109,859.00                      $9,154.92
     4            $112,056.18                      $9,338.01
     5            $114,297.30                      $9,524.78

         1.1.7 "Target Date" means June 1, 2004.

         1.1.8 "Advance Rent" means the sum of $8,799.42.  See Section 4.2.

         1.1.9 "Security Deposit" means the sum of $8,799.42. See Section
4.1.

         1.1.10 "Tenant Notice Address" means
                       Dialysis Corporation of America
                       27 Miller Street, Suite 2
                       Lemoyne, PA  17043
                       Attn: Steve Everett
                       Telephone (717) 730-7399
                       Telecopier (717) 730-9133

         1.1.11 "Base Year Building Expenses" shall mean the actual Building Expenses per rentable square foot incurred by Landlord for the 2004 calendar year.

         1.1.12 "Base Year Taxes" shall mean the actual Taxes incurred by Landlord per rentable square foot for the 2004 calendar year.

         1.1.13 "Broker" means NAI/KLNB, Inc.

     1.2  Additional Defined Terms.
          ------------------------

     The following additional terms are defined in the places in this Lease noted below:

Term                                                      Section
----                                                      -------
"ADA"                                                      47
"Applicable Laws"                                          7
"Building Expenses"                                        6.2.2
"Commencement Date"                                        3.1
"Common Areas"                                             6.2.4
"Cost of Building Expenses Per Square Foot"                6.4.1
"Cost of Taxes Per Square Foot"                            6.3.1
"Default Rate"                                             6.6
"Hazardous Material"                                       46
"HVAC"                                                     23
"Lease Year"                                               6.2.5
"Mortgagee"                                                31
"Normal Business Hours"                                    23
"Property"                                                 6.2.1
"Substantially Complete"                                   3.2
"Successor"                                                32
"Taxes"                                                    6.2.3
"Tenant Improvements"                                      35

     1.3  Attachments.

     The following documents are attached hereto, and such documents, as well as all drawings and documents prepared pursuant thereto, shall be deemed to be a part hereof:

      Exhibit "A" - Floor Plan
      Exhibit "B" - Rules and Regulations
      Exhibit "C" - Schedule of Tenant Improvements
      Exhibit "D" - Estoppel Certificate
      Exhibit "E" - Commencement Date Agreement

2.  Demise.  Landlord hereby leases unto Tenant, and Tenant does hereby rent
    ------
from Landlord the Premises. In addition thereto, Tenant shall have the right to use, on a non-exclusive basis, and in common with the other tenants of the Building the Common Areas of the Building (as that term is defined in Section
6.2.4 hereof).

3.  Term.
    ----

     3.1  Commencement Date and Term.  This Lease shall commence on the
          --------------------------
"Commencement Date" (as herein defined) and shall be for the Term, plus the portion of a calendar month, if any, from the Commencement Date to the last day of the calendar month in which such Commencement Date occurs. As used in this Lease, the term "Commencement Date", as advanced or postponed pursuant to the terms hereof, shall be defined as the earlier to occur of (a) the date on which Tenant takes possession and occupancy of the Premises, or (b) the date which is ten (10) days following that date which is the first on which all of the following events have occurred, namely (i) the Premises are "substantially completed", as defined in Section 3.2 following, and (ii) Landlord has given Tenant written notice that the Premises are "substantially completed." Within fifteen (15) days after request from Landlord, Tenant shall execute and deliver the Commencement Date Agreement in substantially the form attached hereto as Exhibit "E".

     3.2  Substantial Completion. Subject to the provisions of Section 35,
          ----------------------
Landlord shall use its reasonable efforts to "substantially complete" the Premises by the Target Date, provided that the Target Date shall be extended for the number of days that Tenant fails to satisfy its obligations under
Section 35. "Substantially complete" means that: (i) the construction of the improvements described in Section 35 has been completed so that Tenant can use the Premises for its intended purposes without material interference to Tenant conducting its ordinary business activities, (ii) the Premises have been approved for occupancy by governmental authorities having jurisdiction,
(iii) Tenant has ready access to the Building and Premises through the lobby, hallways and elevators, and (iv) the Premises are ready for installation of any equipment, furniture, fixtures or decoration that Tenant will install. Landlord shall keep Tenant advised as to its progress with regard to "substantially completing" the Premises by the Target Date. Notwithstanding the foregoing, the requirements of subsection (ii) shall be deemed satisfied if all of the other subsections have been satisfied and the government approval is delayed as a result of the installation of furniture, fixtures or equipment which is not included within the scope of Landlord's responsibilities under Section 35 below.

4.  Security Deposit and Advance Rent.
    ---------------------------------

     4.1  Security Deposit.  No Security Deposit shall be required to be paid
          ----------------
by Tenant as of the date of this Lease; provided, however, if Landlord, in its reasonable discretion, determines that Tenant's financial condition has changed adversely, Landlord shall have the right to require Tenant to pay the Security Deposit within fifteen (15) days after written notice from Landlord and the remaining provisions of this Section shall automatically be in full force and effect. If Tenant shall perform all such obligations, the Security Deposit shall be refunded to Tenant, without interest, at the end of the Term. If Tenant shall default in any such obligation, Landlord shall be entitled to apply the Security Deposit, pro tanto, toward Landlord's damages and Tenant shall replenish the Security Deposit to the full amount within ten
(10) days after receipt of a written notice from Landlord which sets forth the amount to be replenished. If the Security Deposit is not fully restored, it shall constitute an Event of Default (as defined in Section 21) under the terms of this Lease, and Landlord shall have the benefit of all remedies permitted pursuant to the terms of this Lease and the laws of the State of Maryland. The Security Deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Landlord may commingle the Security Deposit with other monies of Landlord.
In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the Security Deposit to the purchaser or transferee and upon such transfer Tenant shall look only to the new landlord for the return of the Security Deposit and Landlord shall thereupon be released from all liability to Tenant for the return of or accounting for the Security Deposit.

     4.2  Advance Rent.  Upon execution of this Lease, Tenant shall pay
          ------------
Landlord the Advance Rent to be held as advance rent and security and which Landlord shall be entitled to retain, without limitation of other remedies, for any defaults of this Lease by Tenant occurring prior to the commencement of the Term. If no such defaults occur, the Advance Rent shall be applied by Landlord against first installments of Base Rent payable by Tenant hereunder.

5.  Use.  Tenant covenants that it shall use and occupy the Premises
    ---
continuously during the Term of this Lease solely for general office purposes in accordance with applicable zoning regulations and for no other purpose. For purposes of this Lease, the term "general office use" shall not include use as a school, college, university or educational institution of any type, use for any purpose which is not consistent with the operation of the Building as a first-class office building, use as an recruitment or temporary help service or agency, or any use involving regular traffic by the general public. Tenant acknowledges that (a) violation of the foregoing continuous occupancy and use covenant shall be a material breach of this Lease, and (b) Landlord considers such continuous use and occupancy covenant a valuable contractual interest with which no other landlord should interfere by attempting to induce Tenant to move to another building. Tenant recognizes that its occupancy of the Premises continuously throughout the Term of this Lease provides Landlord a significant benefit in the perception of the Building by other prospective tenants who will negotiate with Landlord for space in the Building in the future as well as the perception of other existing tenants who will be negotiating with Landlord to renew their leases and remain in the Building.

6.  Rent.
    -----

     6.1  Base Rent.  As rent for the Premises during each year of the Term,
          ---------
Tenant shall pay to Landlord an Annual Base Rent, in equal monthly installments, in advance on the first day of each calendar month during the Term, and without deduction, setoff or demand in accordance with the schedule set forth in Section 1.1.6 above. In addition to the Base Rent, if the Term should commence on a day other than the first day of a calendar month, Tenant shall pay to Landlord upon the Commencement Date, a sum equaling that percentage of the monthly rent installment which equals the percentage of such calendar month falling within the Term.

     6.2  Definitions.  For the purposes hereof, the following definitions
          -----------
shall apply:

          6.2.1 "Property" shall mean the Building, the land upon which same is situated and all fixtures and equipment thereon or therein, all commonly owned or shared appurtenances, including but not limited to, parking areas, walkways, landscaping and utilities, whether located on the land upon which the Building is situated.

          6.2.2 "Building Expenses" shall be all those expenses paid or incurred by Landlord in connection with the owning, maintaining, operating and repairing of the Property or any part thereof, in a manner deemed reasonable and appropriate by Landlord and shall include, without limitation, the following:

            6.2.2.1 All costs and expenses of operating, repairing, lighting, cleaning, and insuring (including liability for personal injury, death and property damage and workers' compensation insurance covering personnel) the Property or any part thereof, as well as all costs incurred in removing snow, ice and debris therefrom and of policing and regulating traffic with respect thereto, and depreciation of all machinery and equipment used therein or thereon, replacing or repairing of pavement, parking areas, curbs, walkways, drainage, lighting facilities, landscaping (including replanting and replacing flowers and other planting);

            6.2.2.2 Electricity, steam and fuel used in lighting, heating, ventilating and air conditioning and all costs, charges, and expenses incurred by Landlord in connection with any change of any company providing electricity service, including, without limitation, maintenance, repair, installation and service costs associated therewith, as well as all expenses associated with the installation of any energy or cost savings devices;

            6.2.2.3 Maintenance and repair of mechanical and electrical equipment including heating, ventilating and air conditioning equipment;

            6.2.2.4 Window cleaning and janitor service, including equipment, uniforms, and supplies and sundries;

            6.2.2.5 Maintenance of elevators, stairways, rest rooms, lobbies, hallways and other Common Areas;

            6.2.2.6  Repainting and redecoration of all Common Areas;

            6.2.2.7 Repair and maintenance of the parking areas, including without limitation, the resurfacing and striping of said areas;

            6.2.2.8  Sales or use taxes on supplies or services;

            6.2.2.9 Management fees, wages, salaries and compensation of all persons engaged in the maintenance, operation or repair of the Property and the provision of amenities to all tenants in the Property (including Landlord's share of all payroll taxes and the cost of an on-site or near-site office and segregated storage area for Landlord's parts, tools and supplies);

            6.2.2.10 Legal, accounting and engineering fees and expenses, except for those related to disputes with tenants or which are a result of and/or are based on Landlord's negligence or other tortious conduct;

            6.2.2.11 Costs and expenses that may result from compliance with any governmental laws or regulations that were not applicable to the Common Areas at the time same were originally constructed; and

            6.2.2.12 All other expenses which under generally accepted accounting principles would be considered as an expense of maintaining, operating, or repairing the Property. Notwithstanding the foregoing, all expenses (whether or not such expenses are enumerated on items 1 through 11 of this Section 6.2.2) which would be considered capital in nature under generally accepted accounting principles shall be excluded from "Building Expenses" unless same are amortized in accordance with generally accepted accounting principles.

          6.2.3 "Taxes" shall mean all real property taxes including currently due installments of assessments, sewer rents, ad valorem charges, water rates, rents and charges, front foot benefit charges, and all other governmental impositions in the nature of any of the foregoing. Excluded from Taxes are (i) federal, state or local income taxes, (ii) franchise, gift, transfer, excise, capital stock, estate or inheritance taxes, and (iii) penalties or interest charged for late payment of Taxes. If at any time during the Term the method of taxation prevailing at the commencement of the Term shall be altered so as to cause the whole or any part of the items listed in the first sentence of this subparagraph to be levied, assessed or imposed, wholly or partly as a capital levy, or otherwise, on the rents received from the Building, wholly or partly in lieu of imposition of or in addition to the increase of taxes in the nature of real estate taxes issued against the Property, then the charge to Landlord resulting from such altered additional method of taxation shall be deemed to be within the definition of "Taxes."

          6.2.4 "Common Areas" shall mean those areas and facilities which may be from time to time furnished to the Building by Landlord for the non-exclusive general common use of tenants and other occupants of the Building, their officers, employees, and invitees, including (without limitation) the hallways, stairs, parking facilities, washrooms, and elevators.

          6.2.5 "Lease Year" shall mean the first twelve (12) month period following the Commencement Date and each succeeding twelve (12) month period thereafter up to the end of the Term; provided, however, that if the Commencement Date shall occur on a day other than the first day of a calendar month, then the first Lease Year shall include that portion of a calendar month in which the Commencement Date occurs in addition to the first twelve
(12) month period.

      6.3  Rent Adjustments for Taxes.
           --------------------------

          6.3.1 On or before April 30 of each Lease Year, Landlord shall total the Taxes and shall allocate such Taxes to the Rentable Area of the Building in the following manner: Taxes for the foregoing calendar year shall be totaled and such total shall be divided by the total rentable square feet in the Building thereby deriving the "Cost of Taxes Per Square Foot" of rentable area.

          6.3.2 In the event that the Cost of Taxes Per Square Foot assessed for any calendar year which is wholly or partly within the Term are greater than the Base Year Taxes, Tenant shall pay to Landlord, as additional rent at the time such Taxes are due and payable, the amount of such excess times the number of Rentable Area of the Premises. Any additional rent due Landlord under this Section shall be due and payable within thirty (30) days after Landlord shall have submitted a written statement to Tenant showing the amount due. For Tenant's obligation for such additional rent at the beginning or end of the Lease, see Section 6.5. Landlord may, in its discretion, make a reasonable estimate of such additional rent with respect to Taxes, and require Tenant to pay each month during such year 1/12 of such amount, at the time of payment of monthly installments of Base Rent. In such event, Tenant shall pay, or Landlord shall refund or credit to Tenant's account, any underpayment or overpayment of such additional rent within thirty (30) days of Landlord's annual written statement of Taxes due. Tenant shall have the right to examine, at Tenant's sole expense, Landlord's records with respect to any such increases in additional rent; provided, however, that unless Tenant shall have given Landlord written notice of exception to any such statement within thirty (30) days after delivery thereof, the same shall be conclusive and binding on Tenant. No credit shall be given to Tenant if the cost of Taxes Per Square Foot are less than the Base Year Taxes.

     All reasonable expenses incurred by Landlord (including attorneys', appraisers' and consultants' fees, and other costs) in contesting any increase in Taxes or any increase in the assessment of the Property shall be included as an item of Taxes for the purpose of computing additional rent due hereunder.

     6.4  Rent Adjustments for Building Expenses.
          --------------------------------------

          6.4.1 On or before April 30 of each Lease Year, Landlord shall compute the Building Expenses for such year and shall allocate such costs to the Rentable Area of the Building in the following manner: Building Expenses shall be totaled and such total shall be divided by the total Rentable Area of the Building thereby deriving the "Cost of Building Expenses Per Square Foot" of rentable area. If Landlord incurs an extraordinary, uncontrollable expense during the Base Year to determine Building Expenses (e.g., excessive snow or blizzard), such extraordinary expenses shall not be included in the computation of Base Year Building Expenses, but such item shall be included in Base Year Building Expenses in an amount equal to the average amount of ordinary expenses for such item by averaging the three (3) prior years' expenses for such item.

          6.4.2 In the event that the cost of Building Expenses Per Square Foot of rentable area for any year which is wholly or partly within the Term are greater than the Base Year Building Expenses, Tenant shall pay to Landlord, as additional rent, the amount of such excess times the number of square feet of Rentable Area of the Premises, as set forth in Section 1 above. If occupancy of the Building during any calendar year, including the Base Year for Building Expenses, is less than ninety percent (90%), then Building Expenses for that calendar year shall be "grossed up" to that amount of Building Expenses that, using reasonable projections, would normally be expected to be incurred during the calendar year in question if the Building was ninety percent (90%) occupied during the applicable calendar year period, as determined under generally accepted accounting principles; it being understood that the written statement submitted to Tenant shall provide a reasonably detailed description of how the Building Expenses were grossed up and that only those component expenses that are affected by variations in occupancy levels shall be grossed up. Such additional rent shall be computed on a year-to-year basis. Any such additional rent shall be due within thirty
(30) days after Landlord has submitted a written statement to Tenant showing the amount due. Landlord may, in its discretion, make a reasonable estimate of such additional rent with respect to any calendar year, and require Tenant to pay each month during such year 1/12 of such amount, at the time of payment of monthly installments of Base Rent. In such event, Tenant shall pay, or Landlord shall refund or credit to Tenant's account, any underpayment or overpayment of such additional rent within thirty (30) days of Landlord's written statement of actual Building Expenses for the calendar year. Tenant, at Tenant's sole expense, shall have the right to examine Landlord's records with respect to any such increases in additional rent; provided, however, that unless Tenant shall have given Landlord written notice of exception to any such statement within thirty (30) days after delivery thereof, the same shall be conclusive and binding on Tenant. No credit shall be given to Tenant if the cost of Building Expenses Per Square Foot are less than the Base Year Building Expenses. Notwithstanding anything to the contrary contained herein, Landlord shall use diligent efforts to keep Building Expenses at reasonable amounts, while maintaining the Building as a first class office building. Tenant acknowledges that with regard to certain Building Expenses, some tenants may be paying various fees directly to the service provider (including, without limitation, janitorial services and electricity charges), in which event the computation of Building Expenses per rentable square foot for such items shall be determined by using the total rentable square footage of the Building reduced by the rentable square footage of the tenants who are paying such fees directly to the service provider.

     6.5  Additional Rent Payments.  Tenant's obligation to pay any
          ------------------------
additional rent accruing during the Term pursuant to Sections 6.3 and 6.4 hereof shall apply pro rata to the proportionate part of a calendar year as to Taxes and Building Expenses, in which this Lease begins or ends, for the portion of each such year during which this Lease is in effect. Such obligation to make payments of such additional rent shall survive the expiration or sooner termination of the Term.

     6.6  Payments.  All payments or installments of any rent hereunder and
          --------
all sums whatsoever due under this Lease (including but not limited to court costs and reasonable attorneys' fees) shall be deemed rent and shall be paid to Landlord at the address designated by Landlord. If any amount of Annual Base Rent or additional rent shall remain unpaid for ten (10) calendar days after such payment becomes due, Tenant shall pay Landlord, without notice or demand, a late charge equal to the greater of (i) $35.00 and (ii) five percent (5%) of the such overdue amount to partially compensate Landlord for its administrative costs in connection with such overdue payment; which administrative costs Tenant expressly acknowledges are reasonable and do not constitute a penalty. In addition, such overdue amounts shall bear interest at the rate of 18% per annum (but not more than the maximum allowable legal rate applicable to Tenant) (the "Default Rate") until paid. Additionally, if any of Tenant's checks for payment of rent or additional rent are returned to Landlord for insufficient funds, Tenant shall pay to Landlord as additional rent the greater of (i) $50.00 or (ii) the amount of actual charges incurred by Landlord , for each such check returned for insufficient funds, and if two or more of Tenant's checks in payment of rent or additional rent due hereunder are returned for insufficient funds in any calendar year, Landlord reserves the right upon ten (10) days advance written notice to Tenant to thereafter require Tenant to pay all rent and additional rent and other sums whatsoever due under this Lease in cash, by money order or by certified check or cashier's check. If an attorney is employed to enforce Landlord's rights under this Lease, Tenant shall pay all fees and expenses of such attorney whether or not legal proceedings are instituted by Landlord. Time is of the essence in this Lease.

7.  Requirements of Applicable Law.  Landlord warrants that on the
    ------------------------------
Commencement Date, the Premises shall comply with all applicable laws, ordinances, rules and regulations of governmental authorities having jurisdiction over the Property ("Applicable Laws"). Tenant, at its sole cost and expense, shall thereafter comply promptly with all Applicable Laws now in force or which may hereafter be in force, which impose any duty upon Landlord or Tenant with respect to the use, occupancy or alteration of the Premises or any part thereof and for the prevention of fires; provided, however, that Landlord and not Tenant shall correct all structural defects in the Building necessary to comply with Applicable Laws, and make all repairs, changes or alterations necessary because the Building was not constructed in compliance with any of the Applicable Laws.

8.  Certificate of Occupancy.  Tenant shall not use or occupy the Premises in
    ------------------------
violation of any certificate of occupancy, permit, or other governmental consent issued for the Building. If any governmental authority, after the commencement of the Term, shall contend or declare that the Premises is being used for a purpose which is in violation of such certificate of occupancy, permit, or consent, then Tenant shall, upon five (5) days' notice from Landlord, immediately discontinue such use of the Premises. If thereafter the governmental authority asserting such violation threatens, commences or continues criminal or civil proceedings against Landlord for Tenant's failure to discontinue such use, in addition to any and all rights, privileges and remedies given to Landlord under this Lease for default therein, Landlord shall have the right to terminate this Lease forthwith. Tenant shall indemnify and hold Landlord harmless of and from any and all liability for any such violation or violations.

9.  Contest-Statute, Ordinance, Etc.  Tenant may, after notice to Landlord,
    -------------------------------
by appropriate proceedings conducted promptly at Tenant's own expense in Tenant's name and whenever necessary in Landlord's name, contest in good faith the validity or enforcement of any such statute, ordinance, law, order, regulation or requirement and may similarly contest any assertion of violation of any certificate of occupancy, permit, or any consent issued for the Building. Tenant may, pending such contest, defer compliance therewith if, in the opinion of counsel for Landlord, such deferral shall not subject either Landlord or the Premises or the Property (or any part thereof) to any penalty, fine or forfeiture, and if Tenant shall post a bond with corporate surety approved by Landlord sufficient, in Landlord's opinion, fully to indemnify Landlord from loss.

10.  Tenant's Improvements.  Except to the extent that Landlord is
     ---------------------
responsible for making improvements to the Premises pursuant to Section 35 of this Lease, Tenant shall make such non-structural improvements to the Premises as it may deem necessary at its sole cost and expense. Tenant shall not make any alterations, decorations, installations, additions or improvements to the Premises, including but not limited to, the installation of any fixtures, amenities, equipment, appliances, or other apparatus, without Landlord's prior written consent, which consent shall not be unreasonably withheld, and then only by contractors or mechanics employed or approved by Landlord, which approval shall not be unreasonably withheld. All such work, alterations, decorations, installations, additions or improvements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time reasonably designate. Landlord's consent to and/or approval of Tenant's plans and specifications for the aforesaid improvements shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All alterations, decorations, installations, additions or improvements made by either of the parties hereto upon the Premises, except movable office furniture put in at the expense of Tenant and other items as mutually agreed upon in writing, shall be the property of Landlord and shall remain upon and be surrendered with the Premises at the termination of this Lease without molestation or injury. Except for improvements to the Premises pursuant to
Section 35, upon request by Landlord, Tenant, at Tenant's expense, shall remove any and all special improvements to the Premises or Common Areas made by or on behalf of Tenant, including, without limitation, supplemental HVAC and raised flooring. If Tenant fails to remove any such items, Landlord shall have the right, but not the obligation, to remove and dispose of such items, and restore the Premises accordingly and Tenant shall reimburse Landlord for the costs of such removal, disposal and restoration within thirty (30) days after receipt of an invoice therefore, together with interest at the Default Rate, which shall accrue from the date the costs were incurred by Landlord.

11.  Repairs and Maintenance.
     -----------------------

     11.1  Tenant's Care of the Premises and Building.  During the Term
           ------------------------------------------
Tenant shall:

          (i) keep the Premises and the fixtures, appurtenances and improvements therein in good order and condition, ordinary wear and tear excepted;

          (ii) make repairs and replacements to the Premises required because of Tenant's misuse or primary negligence, except to the extent that the repairs or replacements are covered by Landlord's insurance as required hereunder;

          (iii) repair and replace special equipment or decorative treatments installed by or at Tenant's request and that serve the Premises only, except to the extent the repairs or replacements are needed because of Landlord's misuse or primary negligence, and are not covered by Tenant's insurance as required hereunder;

          (iv) pay for all damage to the Building, its fixtures and appurtenances, as well as all damages sustained by Tenant or occupants of the Building due to any waste, misuse or neglect of the Premises, its fixtures and appurtenances by Tenant, except to the extent that the repair of such damage is covered by Landlord's insurance as required hereunder to the extent that Landlord actually receives proceeds therefrom; and

          (v)   not commit waste.

     In addition Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which may be allowed under Applicable Laws. Landlord reserves the right to prescribe the weight and position of all heavy equipment brought onto the Premises and prescribe any reinforcing required under the circumstances, all such reinforcing to be at Tenant's expense.

     11.2  Landlord's Repairs.  Except for the repairs and replacements that
           ------------------
Tenant is required to make pursuant to Section 11.1 above, Landlord shall make all other repairs and replacements to the Premises, Common Areas and Building (including Building fixtures and equipment) as shall be reasonably deemed necessary to maintain the Building in a condition comparable to other first class suburban office buildings in the Baltimore-Washington corridor area. This maintenance shall include the roof, foundation, exterior walls, interior structural walls, all structural components, and all systems such as mechanical, electrical, multi-tenant HVAC, and plumbing. The costs associated with such repairs shall be deemed a part of Building Expenses; provided, however, that costs of all of such repairs which would be considered capital in nature under generally accepted accounting principles shall be paid by Landlord. There shall be no allowance to Tenant for a diminution of rental value, no abatement of rent, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any repairs or performing maintenance as provided for herein.

     11.3  Time for Repairs.  Repairs or replacements required pursuant to
           ----------------
Section 11.1 and 11.2 above shall be made within a reasonable time (depending on the nature of the repair or replacement needed - generally no more than fifteen (15) days) after receiving notice or having actual knowledge of the need for a repair or replacement.

     11.4  Surrender of the Premises.  Upon the termination of this Lease,
           -------------------------
without the need for prior notice from Landlord, Tenant shall surrender the Premises to Landlord in the same broom clean condition that the Premises were in on the Commencement Date except for:

          (i)   ordinary wear and tear;

          (ii) damage by the elements, fire, and other casualty unless Tenant would be required to repair under the provisions of this Lease;

          (iii) damage arising from any cause not required to be repaired or replaced by Tenant; and

          (iv) alterations as permitted by this Lease unless consent was conditioned on their removal.

     On surrender Tenant shall remove from the Premises its personal property, trade fixtures and any alterations required to be removed pursuant to the terms of this Lease and repair any damage to the Premises caused by this removal. Any items not removed by Tenant as required above shall be considered abandoned. Landlord may dispose of abandoned items as Landlord chooses and bill Tenant for the cost of their disposal.

12.  Conduct on Premises.  Tenant shall not do, or permit anything to be done
     -------------------
in the Premises, or bring or keep anything therein which shall, in any way, increase the rate of fire insurance on the Building, or invalidate or conflict with the fire insurance policies on the Building, fixtures or on property kept therein, or obstruct or interfere with the rights of Landlord or of other tenants, or in any other way injure Landlord or the other tenants, or subject Landlord to any liability for injury to persons or damage to property, or interfere with the good order of the Building, or conflict with Applicable Laws, or the Maryland Fire Underwriters Rating Bureau.
Tenant agrees that any increase of fire insurance premiums on the Building or contents caused by the occupancy of Tenant and any expense or cost incurred in consequence of negligence or carelessness or the willful action of Tenant, Tenant's employees, agents, servants, or invitees shall, as they accrue be added to the rent heretofore reserved and be paid as a part thereof; and Landlord shall have all the rights and remedies for the collection of same as are conferred upon Landlord for the collection of rent provided to be paid pursuant to the terms of this Lease.

13.  Insurance.
     ---------

     13.1  Tenant's Insurance.  Tenant shall keep in force at its own
           ------------------
expense, so long as this Lease remains in effect, (a) public liability insurance, including insurance against assumed or contractual liability under this Lease, with respect to the Premises, to afford protection with limits, per person and for each occurrence, of not less than Two Million Dollars ($2,000,000), combined single limit, with respect to personal injury and death and property damage, such insurance to provide for only a reasonable deductible, (b) all-risk property and casualty insurance, including theft, written at replacement cost value and with replacement cost endorsement, covering all of Tenant's personal property in the Premises and all improvements and installed in the Premises by or on behalf of Tenant whether pursuant to the terms of Section 35, Section 10, or otherwise, such insurance to provide for only a reasonable deductible, (c) if, and to the extent, required by law, workmen's compensation or similar insurance offering statutory coverage and containing statutory limits, and
(d) shall insure all interior plate and other interior glass in the Premises for and in the name of Landlord. Such policies shall be maintained in companies and in form reasonably acceptable to Landlord and shall be written as primary policy coverage and not contributing with, or in excess of, any coverage which Landlord shall carry. Tenant shall deposit the policy or policies of such required insurance or certificates thereof with Landlord prior to the Commencement Date, which policies shall name Landlord or its designee and, at the request of Landlord, its mortgagees, as additional insured and shall also contain a provision stating that such policy or policies shall not be canceled except after thirty (30) days' written notice to Landlord or its designees. All such policies of insurance shall be effective as of the date Tenant occupies the Premises and shall be maintained in force at all times during the Term of this Lease and all other times during which Tenant shall occupy the Premises. In addition to the foregoing insurance coverage, Tenant shall require any contractor retained by it to perform work on the Premises to carry and maintain, at no expense to Landlord, during such times as contractor is working in the Premises, a non-deductible (i) comprehensive general liability insurance policy, including, but not limited to, contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection with limits per person and for each occurrence, of not less than Two Hundred Thousand Dollars ($200,000.00), combined single limit, with respect to personal injury and death and property damage, such insurance to provide for no deductible, and (ii) workmen's compensation insurance or similar insurance in form and amounts as required by law. In the event of damage to or destruction of the Premises and the termination of this Lease by Landlord pursuant to Section 18 herein, Tenant agrees that it shall pay Landlord all of its insurance proceeds relating to improvements made in the Premises by or on behalf of Tenant whether pursuant to the terms of Section 35, Section 10, or otherwise. If Tenant fails to comply with its covenants made in this Section, if such insurance would terminate or if Landlord has reason to believe such insurance is about to be terminated, Landlord may at its option cause such insurance as it in its sole judgment deems necessary to be issued, and in such event Tenant agrees to pay promptly upon Landlord's demand, as additional rent the premiums for such insurance.

     13.2  Landlord's Insurance.  Landlord shall keep in force at its own
           --------------------
expense (a) contractual and comprehensive general liability insurance, including public liability and property damage, with a minimum combined single limit of liability of Two Million Dollars ($2,000,000.00) for personal injuries or death of persons occurring in or about the Building and Premises, and (b) all-risk property and casualty insurance written at replacement cost value covering the Building and all of Landlord's improvements in and about same.

     13.3  Waiver of Subrogation.  Each party hereto waives claims arising in
           ---------------------
any manner in its favor and against the other party and agrees that neither party hereto shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to the Building, the Premises or other tangible property, or any resulting loss of income, or losses under worker's compensation laws and benefits, , even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees if any such loss or damage is covered by insurance benefiting the party suffering such loss or damage as was required to be covered by insurance carried pursuant to this Lease. Landlord shall cause each insurance policy carried by it insuring the Premises and the Building or income resulting therefrom against loss by fire or any of the casualties covered by the all-risk insurance carried by it hereunder to be written in such a manner as to provide that the insurer waives all right of recovery by way of subrogation against Tenant in connection with any loss or damage covered by such policies. Tenant shall cause each insurance policy carried by it insuring the Premises (including the contents thereof and Tenant's Improvements installed therein by Tenant or on its behalf) against loss by fire or any of the casualties covered by the all-risk insurance required hereunder to be written in such a manner as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by such policies.

14.  Rules and Regulations.  Tenant shall be bound by the rules and
     ---------------------
regulations set forth on the schedule attached hereto as Exhibit "B" and made a part hereof. Landlord shall have the right, from time to time, to issue additional or amended rules and regulations regarding the use of the Building, so long as the rules shall be reasonable and non-discriminatory between tenants. When so issued the same shall be considered a part of this Lease and Tenant covenants that the additional or amended rules and regulations shall likewise be faithfully observed by Tenant, the employees of Tenant and all persons invited by Tenant into the Building, provided, that the additional or amended rules are made applicable to all office tenants similarly situated as Tenant. Landlord shall not be liable to Tenant for the violation of any of the rules and regulations, or the breach of any covenant or condition in any lease, by any other tenant in the Building, except as otherwise provided in Section 36.

15.  Mechanics' Liens.  Tenant shall not do or suffer to be done any act,
     ----------------
matter or thing whereby Tenant's interest in the Premises, or any part thereof, may be encumbered by any mechanics' lien. Tenant shall discharge or bond off, within ten (10) days after the date of filing, any mechanics' liens filed against Tenant's interest in the Premises, or any part thereof, purporting to be for labor or material furnished or to be furnished to Tenant, at Tenant's request, and other than pursuant to Section 35 of the Lease. Other than as provided pursuant to Section 35, Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and no mechanics' or other lien for labor or materials shall attach to or affect the reversionary or other estate or interest of Landlord in and to the Premises, or the Property.

16.  Tenant's Failure to Repair.  In the event that Tenant fails after
     --------------------------
reasonable prior written notice from Landlord, to keep the Premises in a good state of condition and repair pursuant to Section 11 above, or to do any act or make any payment required under this Lease or otherwise fails to comply herewith, Landlord may, at its option (but without being obliged to do so) immediately, or at any time thereafter and without notice, perform the same for the account of Tenant, including the right to enter upon the Premises at all reasonable hours to make such repairs, or do any act or make any payment or compliance which Tenant has failed to do, and upon demand, Tenant shall reimburse Landlord for any such expense incurred by Landlord including but not limited to any costs, damages and reasonable counsel fees. Any moneys expended by Landlord, as aforesaid, shall be deemed additional rent, collectible as such by Landlord. All rights given to Landlord in this Section shall be in addition to any other right or remedy of Landlord herein contained.

17.  Property -- Loss, Damage.  Landlord, its agents and employees shall not
     ------------------------
be liable to Tenant for (i) any damage or loss of property of Tenant placed in the custody of persons employed to provide services for or stored in or about the Premises and/or the Building, unless such damage or loss is the result of the negligence of Landlord, (ii) any injury or damage to persons, property or the business of Tenant resulting from a latent defect in or material change in the condition of the Building, and (iii) interference with the light, air, or other incorporeal hereditaments of the Premises.

18.  Destruction -- Fire or Other Casualty.  In case of partial damage to the
     -------------------------------------
Premises by fire or other casualty insured against by Landlord, Tenant shall give immediate notice thereof to Landlord, who shall thereupon cause damage to all property owned by it to be repaired with reasonable speed at expense of Landlord, to the extent of insurance proceeds actually received by Landlord, due allowance being made for reasonable delay which may arise by reason of adjustment of loss under insurance policies on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles" or any other cause beyond Landlord's control, and to the extent that the Premises are rendered untenantable the rent shall proportionately abate from the date of such casualty, provided the damage above mentioned occurred without the fault or neglect of Tenant, Tenant's servants, employees, agents or visitors. If such partial damage is due to the fault or neglect of Tenant, or Tenant's servants, employees, agents, or invitees, the damage shall be repaired by Landlord to the extent of Landlord's insurance coverage, but there shall be no apportionment or abatement of rent. In the event the damage shall be so extensive to the whole Building as to render it uneconomical, in Landlord's opinion, to restore for its present uses and Landlord shall decide not to repair or rebuild the Building, this Lease, at the option of Landlord, shall be terminated upon written notice to Tenant and the rent shall, in such event, be paid to or adjusted as of the date of such damage, and the terms of this Lease shall expire by lapse of time and conditional limitation upon the third day after such notice is mailed, and Tenant shall thereupon vacate the Premises and surrender the same to Landlord, but no such termination shall release either party from any liability to the other arising from such damage or from any breach of the obligations imposed on such party hereunder, or from any obligations accrued hereunder prior to such termination.

19.  Eminent Domain.  If (1) the whole or more than fifty percent (50%) of
     --------------
the floor area of the Premises shall be taken or condemned by Eminent Domain for any public or quasi-public use or purpose, and either party shall elect, by giving written notice to the other, or (2) more than twenty-five percent (25%) of the floor area of the Building shall be so taken, and Landlord shall elect, in its sole discretion, by giving written notice to Tenant, any written notice to be given not more than sixty (60) days after the date on which title shall vest in such condemnation proceeding, to terminate this Lease, then, in either such event, the Term of this Lease shall cease and terminate as of the date of title vesting. In case of any taking or condemnation, whether or not the Term of this Lease shall cease and terminate, the entire award shall be the property of Landlord, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award, except that Tenant shall be entitled to claim, prove and receive in the proceedings such awards as may be allowed for moving expenses, loss of profit and fixtures and other equipment installed by it which shall not, under the terms of this Lease, be or become the property of Landlord at the termination hereof, but only if such awards shall be made by the condemnation, court or other authority in addition to, and be stated separately from, the award made by it for the Property or part thereof so taken.

20.  Assignment.  So long as Tenant is not in default of any of the terms and
     ----------
conditions hereof, after the giving of all required notices and the expiration of all cure periods, Landlord shall not unreasonably withhold its consent to an assignment of this Lease or sublease of the Premises for any of the then remaining portion of the unexpired Term provided: (i) the net assets of the assignee or sublessee shall be sufficient in Landlord's reasonable determination; (ii) in the event of an assignment, such assignee shall assume in writing all of Tenant's obligations under this Lease; (iii) in the event of a sublease, such sublease shall in all respects be subject to and in conformance with the terms of this Lease; and (iv) in all events Tenant continues to remain liable on this Lease for the performance of all terms, including but not limited to, payment of all rent due hereunder. In no event shall the proposed assignee or sublessee be occupying other space in the Building, nor shall it be a prospective tenant either then negotiating with Landlord or has negotiated with Landlord for premises within the prior six (6) month period. Landlord and Tenant acknowledge and agree that it shall not be unreasonable for Landlord to withhold its consent to an assignment if in Landlord's reasonable business judgment, the assignee lacks sufficient business experience or net worth to successfully operate its business within the Premises in accordance with the terms, covenants and conditions of this Lease. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further observance and performance by Tenant of the covenants herein contained. In addition, in the event of a proposed assignment, Landlord shall have the right, but not the obligation, to terminate this Lease by giving Tenant thirty (30) days' advance written notice ("Landlord's Termination Notice"); provided, however, that Tenant shall have the right to abrogate Landlord's Termination Notice by notifying Landlord within ten (10) days after receipt of Landlord's Termination Notice of the withdrawal of the request for consent to the assignment. For purposes of the foregoing, a transfer by operation of law shall be deemed to be an assignment of this Lease. No assignment or sublease, regardless of whether Landlord's consent has been granted or withheld, shall be deemed to release Tenant from any of its obligations nor shall the same be deemed to release any person guaranteeing the obligations of Tenant hereunder from their obligations as guarantor. Landlord's acceptance of any name submitted by Tenant, an agent of Tenant, or anyone acting by, through or under Tenant for the purpose of being listed on the Building directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment, or other occupancy of the Premises by anyone other than Tenant or Tenant's employees. Any profit or additional consideration or rent in excess of the Base Rent or additional rent payable by Tenant hereunder which is payable to Tenant as a result of any assignment or subletting shall be paid to Landlord as additional rent when received by Tenant. All the foregoing notwithstanding, Tenant shall not enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of the Premises or any portion thereof, which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person or entity from the property leased, used, occupied or utilized. Any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use or occupancy of any part of the Premises. Any consent by Landlord hereunder shall not constitute a waiver of strict future compliance by Tenant with the provisions of this Section 20. In no event shall the proposed assignee or sublessee be occupying other space in the Building, nor shall it be a prospective tenant either then negotiating with Landlord or has negotiated with Landlord for premises within the prior six (6) month period.

21.  Default; Remedies; Bankruptcy of Tenant.  Any one or more of the
     ---------------------------------------
following events shall constitute an "Event of Default" hereunder, at Landlord's election: (a) the sale of Tenant's interest in the Premises under attachment, execution or similar legal process or, the adjudication of Tenant as a bankrupt or insolvent, unless such adjudication is vacated within thirty
(30) days; (b) the filing of a voluntary petition proposing the adjudication of Tenant (or any guarantor of Tenant's obligations hereunder) as a bankrupt or insolvent, or the reorganization of Tenant (or any such guarantor), or an arrangement by Tenant (or any such guarantor) with its creditors, whether pursuant to the Federal Bankruptcy Code or any similar federal or state proceeding, unless such petition is filed by a party other than Tenant (or any such guarantor) and is withdrawn or dismissed within thirty (30) days after the date of its filing; (c) the admission, in writing, by Tenant (or any such guarantor) of its inability to pay its debts when due; (d) the appointment of a receiver or trustee for the business or property of Tenant (or any such guarantor), unless such appointment is vacated within thirty
(30) days of its entry; (e) the making by Tenant (or any such guarantor) of an assignment for the benefit of its creditors, or if, in any other manner, Tenant's interest in this Lease shall pass to another by operation of law;
(f) the failure of Tenant to pay any rent, additional rent or other sum of money when due and such failure continues for a period of ten (10) days after receipt of written notice that the same is past due hereunder; (g) if Tenant fails to pay any rent or additional rent when due after Landlord shall have given Tenant written notice with respect to such non-payment twice in any twelve (12) month period as provided in subsection (f) above; (h) Tenant shall fail to move into or take possession of the Premises within thirty (30) days after commencement of the Term or having taken possession shall thereafter abandon and/or vacate the Premises; and (i) the default by Tenant in the performance or observance of any covenant or agreement of this Lease (other than a default involving the payment of money), which default is not cured within thirty (30) days after the giving of notice thereof by Landlord, unless such default is of such nature that it cannot be cured within such thirty (30) day period, in which case no Event of Default shall occur so long as Tenant shall commence the curing of the default within such thirty (30) day period and shall thereafter diligently prosecute the curing of same.

     Provided such Event of Default is not then subject to any judicial or administrative proceeding between or among Landlord and Tenant and/or any other party, upon the occurrence and continuance of an Event of Default, Landlord, with such notice to Tenant as provided for by law or as expressly provided for herein, may do any one or more of the following: (a) sell, at public or private sale, all or any part of the goods, chattels, fixtures and other personal property belonging to Tenant which are or may be put into the Premises during the Term, whether or not exempt from sale under execution or attachment (it being agreed that the property shall at all times be bound with a lien in favor of Landlord and shall be chargeable for all rent and for the fulfillment of the other covenants and agreements herein contained), and apply the proceeds of such sale, first, to the payment of all costs and expenses of conducting the sale or caring for or storing the property; second, toward the payment of any indebtedness, including, without limitation, indebtedness for rent, which may be or may become due from Tenant to Landlord; and third, to pay Tenant, on demand in writing, any surplus remaining after all indebtedness of Tenant to Landlord has been fully paid;
(b) perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice, the cost of which performance by Landlord, together, with interest thereon at the rate of eighteen percent (18%) per annum, from the date of such expenditure, shall be deemed additional rent and shall be payable by Tenant to Landlord upon demand; (c) elect to terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant in which event Tenant shall be liable for Base Rent, additional rent, and other indebtedness that otherwise would have been payable by Tenant during the remainder of the Term had there been no Event of Default, and on notice reenter the Premises, by summary proceedings or otherwise, and remove Tenant and all other persons and property from the Premises, and store such property in a public warehouse or elsewhere at the cost and for the account of Tenant, without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby; and also the right to re-let the Premises for any unexpired balance of the Term, and collect the rent therefor. In the event of such re-letting by Landlord, the re-letting shall be on such terms, conditions and rental as Landlord may deem proper, and the proceeds that may be collected from the same, less the expense of re-letting (including reasonable leasing fees and commissions and reasonable costs of renovating the Premises), shall be applied upon Tenant's rental obligation as set forth in this Lease for the unexpired portion of the Term. Tenant shall be liable for any balance that may be due under this Lease, although Tenant shall have no further right of possession of the Premises; and (d) exercise any other legal or equitable right or remedy which it may have at law or in equity. Notwithstanding the provisions of clause (b) above and regardless of whether an Event of Default shall have occurred, Landlord may exercise the remedy described in clause (b) without any notice to Tenant if Landlord, in its good faith judgment, believes it would be materially injured by the failure to take rapid action, or if the unperformed obligation of Tenant constitutes an emergency.

     TO THE EXTENT PERMITTED BY LAW, TENANT HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS OF REDEMPTION, GRANTED BY OR UNDER ANY PRESENT OR FUTURE LAWS IN THE EVENT OF TENANT'S BEING EVICTED OR DISPOSSESSED FOR ANY CAUSE, OR IN THE EVENT OF LANDLORD'S OBTAINING POSSESSION OF THE PREMISES, BY REASON OF THE VIOLATION BY TENANT OF ANY OF THE COVENANTS AND CONDITIONS OF THIS LEASE, OR OTHERWISE. LANDLORD AND TENANT HEREBY EXPRESSLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER PARTY ON ANY AND EVERY MATTER, DIRECTLY OR INDIRECTLY ARISING OUT OF OR WITH RESPECT TO THIS LEASE, INCLUDING, WITHOUT LIMITATION, THE RELATIONSHIP OF LANDLORD AND TENANT, THE USE AND OCCUPANCY BY TENANT OF THE PREMISES, ANY STATUTORY REMEDY AND/OR CLAIM OF INJURY OR DAMAGE REGARDING THIS LEASE.

     Any costs and expenses incurred by Landlord (including, without limitation, reasonable attorneys' fees) in enforcing any of its rights or remedies under this Lease shall be deemed to be additional rent and shall be repaid to Landlord by Tenant upon demand.

     Notwithstanding any of the other provisions of this Lease, in the event Tenant shall voluntarily or involuntarily come under the jurisdiction of the Federal Bankruptcy Code and thereafter Tenant or its trustee in bankruptcy, under the authority of and pursuant to applicable provisions thereof, shall have the power and so using same determine to assign this Lease, Tenant agrees that (i) Tenant or its trustee shall provide to Landlord sufficient information enabling it to independently determine whether Landlord will incur actual and substantial detriment by reason of such assignment and (ii) "adequate assurance of future performance" under this Lease, as that term is generally defined under the Federal Bankruptcy Code, shall be provided to Landlord by Tenant and its assignee as a condition of the assignment.

     Notwithstanding anything to the contrary contained herein, Tenant shall be considered in "Habitual Default" of this Lease upon Tenant's failure, on two (2) or more occasions during any twelve month period to pay within ten
(10) days after written notice that any installment of Base Rent is due required by the terms of this Lease. Upon the occurrence of an event of Habitual Default on the part of Tenant, then without limiting any other rights or remedies to which Landlord may be entitled as a result of such defaults: (i) Tenant shall immediately be deemed to have relinquished any and all options or rights granted, or to be granted, to Tenant under the terms of this Lease or any amendment hereto (including, without limitation, rights of renewal, rights to terminate, rights of first offer or rights of first refusal); and (ii) in the event of a monetary event of Habitual Default, Tenant shall thereafter pay all Base Rent and additional rent and other sums whatsoever due under this Lease in cash, by money order or by certified check or cashier's check.

22.  Damages.  If this Lease is terminated by Landlord pursuant to Section
     -------
21, Tenant shall, nevertheless, remain liable for all rent and damages which may be due or sustained prior to such termination, and all reasonable costs, fees and expenses including, but not limited to, attorneys' fees, costs and expenses incurred by Landlord in pursuit of its remedies hereunder, or in renting the Premises to others from time to time and additional damages (the "Liquidated Damages"), which shall be an amount equal to the total rent which, but for termination of this Lease, would have become due during the remainder of the Term, less the amount of rent, if any, which Landlord shall receive during such period from others to whom the Premises may be rented (other than any additional rent received by Landlord as a result of any failure of such other person to perform any of its obligations to Landlord), in which case such Liquidated Damages shall be computed and payable in monthly installments, in advance on the first day of each calendar month following termination of the Lease and continuing until the date on which the Term would have expired but for such termination, and any suit or action brought to collect any such Liquidated Damages for any month shall not in any manner prejudice the right of Landlord to collect any Liquidated Damages for any subsequent month by a similar proceeding.

     If this Lease is terminated pursuant to Section 21, Landlord may relet the Premises or any part thereof, alone or together with other premises, for such term(s) which may be greater or less than the period which otherwise would have constituted the balance of the Term and on such terms and conditions (which may include concessions, free rent and/or alterations of the Premises) as Landlord, in its sole discretion, may determine, but Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Premises or any failure by Landlord to collect any rent due upon such reletting.

23.  Services and Utilities.  Landlord shall provide the following listed
     ----------------------
services and utilities, namely:

     (a) heating, ventilation, and air conditioning ("HVAC") for the Premises during "Normal Business Hours" (as defined below) to maintain temperatures for comfortable use and occupancy;

     (b) electric energy in accordance with Section 24 following;

     (c) automatic passenger elevators providing adequate service leading to the floor on which the Premises are located;

     (d) evening, unescorted janitorial services to the Premises including removal of trash;

     (e) hot and cold water sufficient for drinking, lavatory toilet and ordinary cleaning purposes from fixtures either within the Premises (if provided pursuant to this Lease) or on the floor on which the Premises are located;

     (f) replacement of lighting tubes, lamp ballasts and bulbs;

     (g) extermination and pest control when and if necessary; and

     (h) maintenance of Common Areas in a manner comparable to other first class suburban office buildings in the Baltimore-Washington corridor.

     Notwithstanding the foregoing, if at any time during the Term, Landlord shall, after reasonable investigation determine that trash and similar waste generated by Tenant and/or emanating from the Premises is in excess of that of other standard office tenants within the Building leasing a premises of the same or similar size to that of the Premises, Landlord shall bill Tenant and Tenant shall pay to Landlord as additional rent hereunder within thirty
(30) days of the date of Landlord's invoice for the same, those costs and expenses of trash removal which are reasonably attributable to such excess trash and similar waste generated by Tenant and/or emanating from the Premises. "Normal Business Hours" as used herein is defined from 8:00 a.m. to 6:00 p.m. on business days and from 8:00 a.m. to 1:00 p.m. on Saturdays. Landlord shall have no responsibility to provide any services under (a) above except during Normal Business Hours unless arrangements for after-hours services have been made pursuant to terms and conditions acceptable to Landlord and embodied in a separate written agreement between Landlord and Tenant. Landlord reserves the right to stop service of the HVAC, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements, or improvements, which in the judgment of Landlord are desirable or necessary to be made, until the repairs, alterations, replacements, or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply HVAC, elevator, plumbing, cleaning, and electric service, during the period when prevented from so doing by laws, orders, or regulations of any Federal, State, County or Municipal authority or by strikes, accidents or by any other cause whatsoever beyond Landlord's control. Landlord's obligations to supply HVAC are subject to applicable laws and regulations as to energy conservation and other such restrictions. In the event that Tenant should require supplemental HVAC for the Premises, any maintenance repair and/or replacement required for such supplemental service shall be performed by Landlord but the cost of such maintenance repair and/or replacement (including labor and materials) shall be paid by Tenant as additional rent.

24.  Electric Current.  Throughout the Term Landlord shall furnish Tenant
     ----------------
without additional charge during Normal Business Hours (as defined in Section
23) a reasonable amount of electric current at 110 volts ("Normal Usage Amount") for lighting purposes within the Premises and the powering of a normal amount of office equipment and appliances. "Normal Usage Amount" is defined for purposes of this Lease to mean electric power supplied at the rate of three (3) watts per square foot of Premises. In this regard Tenant agrees as follows:

     (1) If Landlord reasonably determines based upon engineering studies of electrical load consumed that Tenant is materially exceeding the Normal Usage Amount Tenant shall pay to Landlord such amounts as additional rent as will equitably reimburse Landlord for the cost of the extra electric power so consumed by Tenant;

     (2) If Tenant shall desire to place and install in the Premises electric equipment or appliances other than normal and typical to general office usage it shall pay for such installations including any additional electric lines and facilities required and shall pay for the electric power used in such equipment if same exceeds Normal Usage Amount.

     Landlord has advised Tenant that presently Baltimore Gas & Electric ("Electric Service Provider") is the utility company selected by Landlord to provide electricity to the Building. Notwithstanding the foregoing, if permitted by law, Landlord shall have the right at any time and from time to time during the Term to either contract for service from a different company or companies providing electricity service (each such company shall hereinafter be referred to as an "Alternative Service Provider") or continue to contract for service from the Electric Service Provider.

     Tenant shall cooperate with Landlord, the Electric Service Provider and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternative Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring and any other machinery within the Premises, provided that Landlord shall use its reasonable efforts to minimize its interference with Tenant's business in the Premises.

25.  Telephone and Telecommunications.  Landlord has arranged for the
     --------------------------------
installation of telephone service within the Building to the ground floor telephone utility closet and conduit to the ground floor telephone and electrical riser closets. Tenant shall be responsible for contacting the utility company supplying the telephone service and arranging to have such telephone facilities as it may desire to be extended and put into operation in the Premises, including without limitation, obtaining a low voltage permit for phone and data wiring. Tenant acknowledges and agrees that all telephone and telecommunications services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. All costs related to installation and the provision of such service shall be borne and paid for directly by Tenant. Upon request by Landlord, Tenant, at Tenant's expense, shall remove the telephone facilities at the expiration or sooner termination of the Term. Tenant shall obtain the requisite permit and complete the ceiling work in cooperation with Landlord in order not to interfere with or delay the completion of the Tenant Improvements by Landlord pursuant to Section 35, including, without limitation, the closing of the ceiling and the carpet installation, if applicable. Landlord will allow Tenant access for wiring, including electric, data and telecom, within the Building's public areas and designated chases, but will not guarantee access of the wiring through another tenant's space. Tenant, at Tenant's expense, shall be responsible for the relocation and its associated costs, if requested, of any data, telecom or electrical wiring that runs through another tenant's space, including the plenum area or otherwise.

     In the event Tenant wishes to utilize the services of a telephone or telecommunications provider whose equipment is not servicing the Building at such time Tenant wishes to install its telecommunications equipment serving the Premises ("Provider"), no such Provider shall be permitted to install its lines or other equipment without first securing the prior written consent of Landlord, which consent shall not be unreasonably withheld. Prior to the commencement of any work in or about the Building by the Provider, the Provider shall agree to abide by such rules and regulations, job site rules, and such other requirements as reasonably determined by Landlord to be necessary to protect the interest of the Building and Property, the other tenants and occupants of the Building and Landlord, including, without limitation, providing security in such form and amount as reasonable determined by Landlord. Each Provider must be duly licensed, insured and reputable. Landlord shall incur no expense whatsoever with respect to any aspect of Provider's provision of its services, including without limitation, the costs of installation, materials and service.

     In addition, Landlord reserves exclusively to itself and its successors and assigns the right to install, operate, maintain, repair, replace and remove fiber optic cable and conduit and associated equipment and appurtenances within the Building and the Premises so as to provide telecommunications service to and for the benefit of tenants and other occupants of the Building.

26.  Acceptance of Premises.  Tenant shall have reasonable opportunity,
     ----------------------
provided it does not thereby interfere with Landlord's work, to examine the Premises to determine the condition thereof. Upon taking possession of the Premises, Tenant shall be deemed to have accepted same as being satisfactory and in the condition called for hereunder, except for latent defects and punch list items previously noted to Landlord.

27.  Inability to Perform.  This Lease and the obligation of Tenant to pay
     --------------------
rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to supply, or is delayed in supplying, any service to be supplied by it under the terms of this Lease or is unable to make, or is delayed in making any repairs, additions, alterations, or decorations or is unable to supply, or is delayed in supplying, any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or any outside cause whatsoever including, but not limited to, governmental preemption in connection with a National Emergency, or by reason of any rule, order or regulation of any department or subdivision of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency. Similarly, Landlord shall not be liable for any interference with any services supplied to Tenant by others if such interference is caused by any of the reasons listed in this Section. Nothing contained in this Section shall be deemed to impose any obligation on Landlord not expressly imposed by other sections of this Lease.

28.  No Waivers.  The failure of either party to insist, in any one or more
     ----------
instances, upon a strict performance of any of the covenants of this Lease binding upon the other party, or to exercise any option herein contained, shall not be construed as a waiver, or a relinquishment for the future, of such covenant or option, but the same shall continue and remain in full force and effect as to such other party. The receipt by Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach, and no waiver by either party of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the party against whom the waiver is to be enforced.

29.  Access to Premises and Change in Services.  Landlord shall have the
     -----------------------------------------
right, without abatement of rent, to enter the Premises at any hour to examine the same, or to make such repairs and alterations as Landlord shall deem necessary for the safety and preservation of the Building, and also to exhibit the Premises to be let; provided, however, that except in the case of emergency such entry shall only be after reasonable notice first given to Tenant. If, during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises, without elimination or abatement of rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair, of the Building or any part thereof, other than as herein elsewhere expressly provided. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, stairs, toilets, elevators, or other public parts of the Building, and to change the name by which the Building is commonly known and/or its mailing address.

30.  Estoppel Certificates.  Tenant agrees, at any time and from time to
     ---------------------
time, upon not less than ten (10) days' prior request by Landlord to execute, acknowledge and deliver to Landlord an estoppel certificate substantially in the form attached hereto as Exhibit "D" or such other reasonable form requested by Landlord which certifies that this Lease is unmodified and in full force (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates through which the rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Landlord is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered hereunder may be relied upon by third parties not a party to this Lease.

31.  Subordination.  Tenant accepts this Lease, and the tenancy created
     -------------
hereunder, subject and subordinate to any mortgages, overleases, leasehold mortgages or other security interests now or hereafter a lien upon or affecting the Building or the Property or any part thereof. Tenant shall, at any time hereafter, within ten (10) days after request from Landlord, execute a Subordination, Non-Disturbance Agreement or any instruments or leases or other documents that may be required by any mortgage or mortgagee or overlandlord (herein a "Mortgagee") for the purpose of subjecting or subordinating this Lease and the tenancy created hereunder to the lien of any such mortgage or mortgages or underlying lease, and the failure of Tenant to execute any such instruments, releases or documents shall constitute a default hereunder.

32.  Attornment.  Tenant agrees that upon any termination of Landlord's
     ----------
interest in the Premises, Tenant shall, upon request, attorn to the person or organization then holding title to the reversion of the Premises (the "Successor") and to all subsequent Successors, and shall pay to the Successor all of the rents and other monies required to be paid by Tenant hereunder and perform all of the other terms, covenants, conditions and obligations in this Lease contained; provided, however, that if in connection with such attornment Tenant shall so request from such Successor in writing, such Successor shall execute and deliver to Tenant an instrument wherein such Successor agrees that as long as Tenant performs all of the terms, covenants and conditions of this Lease, on Tenant's part to be performed, Tenant's possession under the provisions of this Lease shall not be disturbed by such Successor. In the event that the Mortgagee succeeds to the interest of Landlord hereunder and is advised by its counsel that all or any portion of the Base Rent or additional rent payable by Tenant hereunder is or may be deemed to be unrelated business income within the meaning of the United States Internal Revenue Code or regulations issued thereunder, Mortgagee, as Landlord, shall have the right at any time, from time to time, to notify Tenant in writing of the required changes to the Lease. Tenant shall execute all documents necessary to effect any such amendment within ten (10) days after written request from Mortgagee, as landlord, provided that in no event shall such amendment increase Tenant's payment obligations or other liability under this Lease or reduce Landlord's obligations hereunder.

33.  Notices.  All notices and other communications to be made hereunder
     -------
shall be in writing and shall be delivered to the addresses set forth below by any of the following means: (a) personal service or receipted courier service; (b) telecopying (if confirmed in writing sent by the methods specified in clauses (a), (c) or (d) of this Section), (c) registered or certified first class mail, return receipt requested, or (d) nationally-recognized overnight delivery service. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice or other communication sent pursuant to clause (a) or (b) hereof shall be deemed received upon such personal service or upon dispatch by electronic means, if sent pursuant to subsection (c) shall be deemed received five (5) days following deposit in the mail and/or if sent pursuant to subsection (d) shall be deemed received the next succeeding business day following deposit with such nationally recognized overnight delivery service.

If to Landlord:  COPT CONCOURSE, LLC
                 c/o Corporate Office Properties, L.P.
                 8815 Centre Park Drive, Suite 400
                 Columbia, Maryland 21045
                 Attn: General Counsel
                 Telecopier: 410-740-1174

If to Tenant:    At the Premises and to Tenant's Notice Address.

Any party may designate a change of address by written notice to the above parties, given at least ten (10) days before such change of address is to become effective.

34.  Relocation.  Landlord reserves the right at any time prior to the
     ----------
Commencement Date or during the Term upon sixty (60) days' prior written notice to relocate Tenant within the Building provided: (1) the new location is similar in size and floor plan, with similar outside views; (2) that Tenant approves the location and size of the new premises and (3) Landlord pays all reasonable moving costs incurred by Tenant in connection with such move. If Landlord exercises this right, the written notice to Tenant shall include a drawing showing the size and location of the new premises. If Tenant approves the new location, the parties shall execute an amendment to this Lease which will specify the change in premises and, if applicable, the rent, but this Lease shall in no other respect be amended and the rent payable hereunder shall not abate except for the period actually involved in the moving of Tenant and except as may be modified as relating to the new premises. If Tenant does not send Landlord written notice of its disapproval of the proposed relocation within the sixty (60) day period, Tenant shall be conclusively presumed to have approved the same. If Tenant shall send a notice disapproving the proposed relocation during the sixty (60) day period, then Landlord, at its option, may rescind the notice of relocation (in which event this Lease shall continue to the same extent as if no such notice had been sent). Landlord shall make its election within ten (10) days following the first sixty (60) day period and shall give Tenant written notice thereof specifying its election.

35.  Tenant's Space.  Landlord shall cause all work necessary to complete the
     --------------
improvements to the Premises in accordance with Exhibit "C" (the "Tenant Improvements"). If Tenant requests Landlord to make any improvements to the Premises other than the Tenant Improvements, Tenant shall reimburse Landlord for the costs incurred in connection therewith, such costs to be paid by Tenant within thirty (30) days after receipt of a written invoice from
Landlord, together with reasonable supporting documentation.   The cost of
any work which is not described as Tenant Improvements but for which Tenant requests performance thereof, shall include all actual and reasonable costs of labor and materials incurred by Landlord in the performance of such work, plus ten percent (10%) for overhead and five percent (5%) for profit. At Tenant's request, Landlord shall fully cooperate with Tenant to establish the costs or estimates in advance of performing the work that is not included as the Tenant Improvements.

36.  Quiet Enjoyment.  Tenant, upon the payment of rent and the performance
     ---------------
of all the terms of this Lease, shall at all times during the Term peaceably and quietly enjoy the Premises without any disturbance from Landlord or any other person claiming through Landlord.

37.  Vacation of Premises.  Tenant shall vacate the Premises at the end of
     --------------------
the Term.  If Tenant
fails to vacate at such time there shall be payable to Landlord an amount equal to one hundred fifty percent (150%) of the monthly Base Rent stated in
Section 1.1.6 paid immediately prior to the holding over period for each month or part of a month that Tenant holds over, plus all other payments provided for herein, and the payment and acceptance of such payments shall not constitute an extension or renewal of this Lease. In event of any such holdover, Landlord shall also be entitled to all remedies provided by law for the speedy eviction of tenants, and to the payment of all attorneys' fees and expenses incurred in connection therewith.

38.  Members' Liability.  It is understood that the Owner of the Building is
     ------------------
a Maryland limited liability company. All obligations of the Owner hereunder are limited to the net assets of the Owner from time to time. No member of Owner, or of any successor partnership, whether now or hereafter a member, shall have any personal responsibility or liability for the obligations of Owner hereunder.

39.  Separability.  If any term or provision of this Lease or the application
     ------------
thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

40.  Indemnification.
     ---------------

     40.1  Tenant's Indemnification.  Tenant shall indemnify and hold
           ------------------------
harmless Landlord and all of its and their respective members, partners, directors, officers, agents and employees from any and all liability, loss, cost or expense arising from all third-party claims resulting from or in connection with:

          40.1.1 the conduct or management of the Premises or of any business therein, or any work or thing whatsoever done, or any condition created in or about the Premises during the Term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises if a result of acts covered by Section
40.1.2 below;

          40.1.2 any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, directors, officers, agents, employees, invitees or contractors; and

          40.1.3 any accident, injury or damage whatever occurring in, at or upon the Premises other than those items covered under Landlord's indemnity as described in Section 40.2;

together with all costs and expenses reasonably incurred or paid in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorney's fees and expenses.

     In case any action or proceeding is brought against Landlord and/or any of its and their respective partners, directors, officers, agents or employees and such claim is a claim from which Tenant is obligated to indemnify Landlord pursuant to this Section, Tenant, upon written notice from Landlord shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord). The obligations of Tenant under this Section shall survive termination of this Lease for a period of one (1) year.

     40.2  Landlord's Indemnification. Landlord shall indemnify and hold
           --------------------------
harmless Tenant and all of its and their respective members, partners, directors, officers, agents and employees from any and all liability, loss, cost or expense arising from all third-party claims resulting from or in connection with:

          40.2.1 the conduct or management of the Building or of any business therein, or any work or thing whatsoever done, or any condition created in or about the Building during the

Term of this Lease; and

          40.2.2 any act, omission or negligence of Landlord or any of its subtenants or licensees or its or their partners, members, directors, officers, agents, employees, invitees or contractors; and

together with all costs and expenses reasonably incurred or paid in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorney's fees and expenses.

     In case any action or proceeding is brought against Tenant and/or any of its and their respective partners, members, directors, officers, agents or employees and such claim is a claim from which Landlord is obligated to indemnify Tenant pursuant to this Section, Landlord, upon written notice from Tenant shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Tenant). The obligations of Landlord under this Section shall survive termination of this Lease for a period of one (1) year.

41.  Captions.  All headings anywhere contained in this Lease are intended
     --------
for convenience or reference only and are not to be deemed or taken as a summary of the provisions to which they pertain or as a construction thereof.

42.  Brokers.  Tenant represents that Tenant has dealt directly with, only
     -------
with, the Broker as broker in connection with this Lease, and Tenant warrants that no other broker negotiated this Lease or is entitled to any commissions in connection with this Lease. Landlord shall pay the Broker pursuant to the terms of a separate written agreement by and between Landlord and Broker.

43.  Recordation.  Tenant covenants that it shall not, without Landlord's
     -----------
prior written consent, which consent may be withheld in Landlord's sole and absolute discretion, record this Lease or any memorandum of this Lease or offer this Lease or any memorandum of this Lease for recordation. If at any time Landlord or any mortgagee of Landlord's interest in the Premises shall require the recordation of this Lease or any memorandum of this Lease, such recordation shall be at Landlord's expense. If at any time Tenant shall require the recordation of this Lease or any memorandum of this Lease, such recordation shall be at Tenant's expense. If the recordation of this Lease or any memorandum of this Lease shall be required by any valid governmental order, or if any government authority having jurisdiction in the matter shall assess and be entitled to collect transfer taxes or documentary stamp taxes, or both transfer taxes and documentary stamp taxes on this Lease or any memorandum of this Lease, Tenant shall execute such acknowledgments as may be necessary to effect such recordations and pay, upon request of Landlord, one half of all recording fees, transfer taxes and documentary stamp taxes payable on, or in connection with this Lease or any memorandum of this Lease or such recordation.

44.  Successors and Assigns.  The covenants, conditions and agreements
     ----------------------
contained in this Lease shall bind and inure to the benefit of Landlord and Tenant, and their respective heirs, personal representatives, successors and assigns (subject, however, to the terms of Section 20 hereof).

45.  Integration of Agreements.  This writing is intended by the Parties as a
     -------------------------
final expression of their agreement and is a complete and exclusive statement of its terms, and all negotiations, considerations and representations between the Parties are incorporated. No course of prior dealings between the Parties or their affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease. Acceptance of, or acquiescence to, a course of performance rendered under this Lease or any prior agreement between the Parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms or covenants of this Lease. Other than as specifically set forth in this Lease, no representations, understandings, or agreements have been made or relied upon in the making of this Lease.

46.  Hazardous Material; Indemnity.  Tenant further agrees to the following:
     -----------------------------

      46.1 As used in this Lease, the following terms shall have the following meanings:

          46.1.1 "Environmental Laws" shall mean all federal, state or local statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, authorizations, agreements, ordinances, administrative or judicial rulings or similar items relating to the protection of the environment or the protection of human health, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, Releases or Threats of Releases (as defined below) of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials or relating to storage tanks.

          46.1.2 "Hazardous Materials" shall mean (i) any substance, gas, material or chemical which is defined as or included in the definition of "hazardous substances", "toxic substances", "hazardous materials", "hazardous wastes" under any federal, state or local statute, law, or ordinance or under the regulations adopted or guidelines promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9061 et seq. ("CERCLA"); the Hazardous Materials Transportation Act, as amended 49 U.S.C. Section 1801, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901, et seq.; (ii) radon gas in excess of four (4) picocuries per liter, friable asbestos, urea formaldehyde foam insulation, petroleum products, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local safety guidelines, whichever are more stringent; and (iii) any other substance, gas, material or chemical, exposure to or release of which is prohibited, limited or regulated by any governmental or quasi-governmental entity or authority that asserts or may assert jurisdiction over the Premises, the Building or the Property.

          46.1.3 "Hazardous Materials Inventory" shall mean a comprehensive inventory of all Hazardous Materials used, generated, stored, treated or disposed of by Tenant at the Premises.

          46.1.4 "Losses" shall mean all claims, liabilities, obligations, losses (including, without limitation, diminution in the value of the Premises, the Building, or the Property, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, the Building and/or the Property, damages arising from any adverse impact on marketing of space), damages, penalties, fees, actions, judgments, lawsuits, costs, expenses, disbursements, orders or decrees, including, without limitation, reasonable attorneys' and consultants' fees and expenses.

          46.1.5 "Release" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping into soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air and any environmental medium comprising or proximate to and affecting the Premises, the Building or the Property.

          46.1.6 "Threat of Release" means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air and any environmental medium comprising or proximate to and affecting the Premises, the Building or the Property.

     46.2 Tenant shall not generate, use, manufacture, recycle, handle, store, place, transport, treat, discharge or dispose of any Hazardous Materials at, on, in or near the Premises, the Building or the Property or cause any of the foregoing to occur at, on, in, or near the Premises, the Building or the Property, shall comply with all Environmental Laws in connection with Tenant's use or occupancy of the Premises and the Building, and promptly shall take all remedial action, at Tenant's sole cost and expense, but with Landlord's prior approval, necessary or desirable to remedy, clean-up and remove the presence of any Hazardous Materials resulting from Tenant's violation of the prohibitions set forth in this sentence or Tenant's failure to comply with Environmental Laws. Notwithstanding the foregoing, Tenant shall not be deemed to be prohibited from using products containing Hazardous Materials so long as such products are commonly found in an office environment and are handled, stored, used and disposed of in compliance with all Environmental Laws. In addition, Tenant shall (i) obtain, maintain in full force and effect, and comply with, all permits required under Environmental Laws; (ii) comply with all record keeping and reporting requirements imposed by Environmental Laws concerning the use, handling, treatment, storage, disposal or release of Hazardous Materials on the Premises, the Building and the Property; (iii) report to Landlord any release or discharge of Hazardous Materials within two (2) business days of such discharge or release; (iv) provide to Landlord copies of all written reports concerning such discharge of Hazardous Materials that are required to be filed with governmental or quasi-governmental entities under Environmental Laws; (vi) maintain and annually update a Hazardous Materials Inventory with respect to Hazardous Materials used, generated, treated, stored or disposed of at the Premises, the Building and the Property; and (vii) make available to Landlord for inspection and copying, at Landlord's expense, upon reasonable notice and at reasonable times, such Hazardous Materials Inventory and any other reports, inventories or other records required to be kept under Environmental Laws concerning the use, generation, treatment, storage, disposal or release of Hazardous Materials.

     46.3 Without limitation on any other indemnities by or obligations of Tenant to Landlord under this Lease or otherwise, Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord from and against any Losses incurred by Landlord as a result of Tenant's breach of any representation, covenant or warranty hereof; or as a result of any claim, demand, liability, obligation, right or cause of action, including, but not limited to governmental action or other third party action (collectively, "Claims"), that is asserted against Landlord, the Premises, the Building or the Property as a result of or which arises directly or indirectly, in whole or in part, out of the Release, Threat of Release, discharge, deposit, presence, treatment, transport, handling or disposal of any Hazardous Materials at, on, under, in, about, or from the Premises, the Building or the Property attributable to or arising out of the operations or activities or presence of Tenant or any assignee, sublessee, agent or representative of Tenant at or about the Premises, the Building or the Property. This indemnification of Landlord and its Mortgagee(s) by Tenant includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Building arising out of the operations or activities of Tenant, or any assignee, sublessee, licensee, agent or representative of Tenant at or about the Premises or the Building.

     46.4 The indemnities, warranties and covenants contained in this Article shall survive termination of this Lease.

47.  Americans With Disabilities Act.  Notwithstanding any other provisions
     -------------------------------
contained in this Lease and with the purpose of superseding any such provisions herein that might be construed to the contrary, it is the intent of Landlord and Tenant that at all times while this Lease shall be in effect that the following provisions shall be deemed their specific agreement as to how the responsibility for compliance (and cost) with the Americans With Disabilities Act and amendments to same ("ADA"), both as to the Premises and the Property, shall be allocated between them, namely:

     47.1 Landlord and Tenant agree to cooperate together in the initial design, planning and preparation of specifications for construction of the Premises so that same shall be in compliance with the ADA. Any costs associated with assuring that the plans and specifications for the construction of the Premises are in compliance with the ADA shall be borne by the party whose responsibility it is hereunder to bear the cost of preparation of the plans and specifications. Similarly those costs incurred in the initial construction of the Premises so that same are built in compliance with the ADA shall be included within Tenant's Improvements and handled in the manner as provided for in other Sections of this Lease.

     47.2 Subject to Section 47.4, modifications, alterations and/or other changes required to and within the Common Areas which are not capital in nature shall be the responsibility of Landlord to perform and the cost of same shall be considered a part of the Building Expenses and treated as such.

     47.3 Subject to Section 47.4, Modifications, alterations and/or other changes required to and within the Common Areas which are capital in nature shall be the responsibility of Landlord and at its cost and expense.

     47.4 Modifications, alterations and/or other changes required to and within the Common Areas, whether capital in nature or not, which are required as a result of Tenant's specific use of the Premises, as compared to office uses generally, shall be paid by Tenant within thirty (30) days after receipt of an invoice from Landlord, together with reasonable supporting documentation.

     47.5 Modifications, alterations and/or other changes required to and within the Premises (after the initial construction of same), whether capital in nature or non-capital in nature, shall be the responsibility of Tenant and at its cost and expense; unless the changes are structural in nature and result from the original design of the Building, in which instance they shall be the responsibility of Landlord and at its cost and expense.

     Each party hereto shall indemnify and hold harmless the other party from any and all liability, loss, cost or expense arising as a result of a party not fulfilling its obligations as to compliance with the ADA as set forth in this Section.

48.  Several Liability.  If Tenant shall be one or more individuals,
     -----------------
corporations or other entities, whether or not operating as a partnership or joint venture, then each such individual, corporation, entity, joint venturer or partner shall be deemed to be both jointly and severally liable for the payment of the entire rent and other payments specified herein.

49.  Financial Statements.  Tenant represents and warrants to Landlord that
     --------------------
the financial statements heretofore delivered by Tenant to Landlord are true, correct and complete in all material respects, have been prepared in accordance with generally accepted accounting principles, and fairly represent the financial condition of Tenant as of the date thereof, and that no material change has thereafter occurred in the financial conditions reflected therein. Within fifteen (15) days after request from Landlord, Tenant agrees to deliver to Landlord such future financial statements and other information as Landlord from time to time may reasonably request, provided such financials are available.

50.  Definition of "Day" and "Days".  As used in the Lease, the terms "day"
     ------------------------------
and "days" shall refer to calendar days unless specified to the contrary; provided, however, that if the deadline established for either party's performance hereunder occurs on a Saturday, Sunday or banking holiday in the State of Maryland, the date of performance shall be extended to the next occurring business day.

51.  Tenant's Right to Terminate.  If Landlord fails to commence construction
     ---------------------------
of the Tenant Improvements described in Section 35 on or before April 15, 2004, then Tenant, upon fifteen (15) days prior written notice to Landlord, may terminate this Lease, in which case, neither party shall have any further obligations hereunder, provided however, that if Landlord commences construction within the foregoing fifteen (15) day notice period, such termination shall be void and this Lease shall continue in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively affixed their hands and seals to this Lease as of the day and year first above written.

WITNESS OR ATTEST:                     LANDLORD:
                                       COPT CONCOURSE, LLC
/s/ Ivy Wagner                            /s/ Roger A. Waesche
----------------------------------     By:-----------------------------(SEAL)
                                          Roger A. Waesche, Jr.
                                          Executive Vice President

WITNESS OR ATTEST:                     TENANT:
                                       DIALYSIS CORPORATION OF AMERICA
/s/                                       /s/ Stephen W. Everett
----------------------------------     By:-----------------------------(SEAL)
                                          Name:  Stephen W. Everett
                                          Title: CEO and President

STATE OF MARYLAND,                                 , TO WIT:

     I HEREBY CERTIFY, that on this      day of March, 2004, before me, the
undersigned Notary Public of the State, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Executive Vice President of COPT CONCOURSE, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same on behalf of the corporation for the purposes therein contained as the duly authorized Executive Vice President of the corporation by signing the name of the corporation by himself as such Executive Vice President

    WITNESS my hand and Notarial Seal.

                                       /s/ Zarae Pitts
                                       ------------------------------
                                       Notary Public
                                       My Commission Expires:


STATE OF MARYLAND, COUNTY OF ANNE ARUNDEL, TO WIT:

     I HEREBY CERTIFY, that on this      day of March, 2004, before me, the
undersigned Notary Public of the State, personally appeared STEPHEN W. EVERETT, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself/herself to be the CEO and President of DIALYSIS CORPORATION OF AMERICA, a Florida corporation, and that he/she, as such CEO and President, being authorized so to do, executed the foregoing instrument on behalf of the Corporation by himself/herself as such CEO and President.

     WITNESS my hand and Notarial Seal.

                                       /s/ Priscilla Jackson
                                       ------------------------------
                                       Notary Public
                                       My Commission Expires:

                                   EXHIBIT "A"
                      to Agreement of Lease by and between
                         COPT CONCOURSE, LLC, Landlord
                 and DIALYSIS CORPORATION OF AMERICA, Tenant

                                   FLOOR PLAN

                                [TO BE ATTACHED]

                                  EXHIBIT "B"
                     to Agreement of Lease by and between
                        COPT CONCOURSE, LLC, Landlord
                and DIALYSIS CORPORATION OF AMERICA, Tenant

                            RULES AND REGULATIONS

     To the extent that any of the following Rules and Regulations, or any Rules and Regulations subsequently enacted conflict with the provisions of the Lease, the provisions of the Lease shall control.

     1. Tenant shall not obstruct or permit its agents, clerks or servants to obstruct, in any way, the sidewalks, entry passages, corridors, halls, stairways or elevators of the Building, or use the same in any other way than as a means of passage to and from the offices of Tenant; bring in, store, test or use any materials in the Building which could cause a fire or an explosion or produce any fumes or vapor; make or permit any improper noises in the Building; smoke in the elevators, the Premises, the Building or the Common Areas except in the exterior areas specifically designated by Landlord; throw substances of any kind out of the windows or doors, or down the passages of the Building, in the halls or passageways; sit on or place anything upon the window sills; or clean the windows.

     2. Waterclosets and urinals shall not be used for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspaper or any other substances of any kind shall be thrown into them. Waste and excessive or unusual use of electricity or water is prohibited.

     3. Tenant shall not (i) obstruct the windows, doors, partitions and lights that reflect or admit light into the halls or other places in the Building, or (ii) inscribe, paint, affix, or otherwise display signs, advertisements or notices in, on, upon or behind any windows or on any door, partition or other part of the interior or exterior of the Building without the prior written consent of Landlord which shall not be unreasonably withheld. If such consent be given by Landlord, any such sign, advertisement, or notice shall be inscribed, painted or affixed by Landlord, or a company approved by Landlord, but the cost of the same shall be charged to and be paid by Tenant, and Tenant agrees to pay the same promptly, on demand.

     4. No contract of any kind with any supplier of towels, water, ice, toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish or garbage, or other like service shall be entered into by Tenant, nor shall any vending machine of any kind be installed in the Building, without the prior written consent of Landlord, which consent of Landlord shall not be unreasonably withheld.

     5. When electric wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires shall be allowed, except with the prior written consent of Landlord which shall not be unreasonably withheld, and shall be done only by contractors approved by Landlord. The number and location of telephones, telegraph instruments, electric appliances, call boxes, etc., shall be subject to Landlord's approval. No tenants shall lay linoleum or other similar floor covering so that the same shall be in direct contact with the floor of the Premises; and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, the use of cement or other similar adhesive material being expressly prohibited.

     6. No additional lock or locks shall be placed by Tenant on any door in the Building, without prior written consent of Landlord. Two keys will be furnished Tenant by Landlord; two additional keys will be supplied to Tenant by Landlord, upon request, without charge; any additional keys requested by Tenant shall be paid for by Tenant. Tenant, its agents and employees, shall not have any duplicate keys made and shall not change any locks. All keys to doors and washrooms shall be returned to Landlord at the termination of the tenancy, and in the event of any loss of any keys furnished, Tenant shall pay Landlord the cost thereof.

     7. Tenant shall not employ any person or persons other than Landlord's janitors for the purpose of cleaning the Premises, without prior written consent of Landlord which shall not be unreasonably withheld. Landlord shall not be responsible to Tenant for any loss of property from the Premises however occurring, or for any damage done to the effects of Tenant by such janitors or any of its employees, or by any other person or any other cause.

     8. No bicycles, vehicles or animals of any kind (other than animals to assist the disabled) shall be brought into or kept in or about the Premises.

     9. Tenant shall not conduct, or permit any other person to conduct, any auction upon the Premises; manufacture or store goods, wares or merchandise upon the Premises, without the prior written approval of Landlord, except the storage of usual supplies and inventory to be used by Tenant in the conduct of its business; permit the Premises to be used for gambling; make any unusual noises in the Building; permit to be played any musical instrument in the Premises; permit to be played any radio, television, recorded or wired music in such a loud manner as to disturb or annoy other tenants; or permit any unusual odors to be produced upon the Premises. Tenant shall not permit any portion of the Premises to be used for the storage, manufacture, or sale of intoxicating beverages, narcotics, tobacco in any form, or as a barber or manicure shop.

     10. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord which consent shall not be unreasonably withheld. Such curtains, blinds and shades must be of a quality, type, design, and color, and attached in a manner reasonably approved by Landlord.

     11. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

     12. There shall not be used in the Premises or in the Building, either by Tenant or by others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards, and no hand trucks will be allowed in passenger elevators.

     13. Tenant, before closing and leaving its Premises, shall ensure that all entrance doors to same are locked.

     14. Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's opinion tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     15. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Building:

          (a) the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purpose;

          (b) the right to change the name or address of the Building, without incurring any liability to Tenant for so doing;

          (c) the right to install and maintain a sign or signs on the exterior of the Building;

          (d) the exclusive right to use or dispose of the use of the roof of the Building;

          (e) the non-exclusive right to use the area above the ceiling of the Premises for the purpose of installing and maintaining telecommunications, water lines, utility lines, other conduit, sprinklers, drainlines, ductwork and HVAC connections and any other equipment necessary to provide services to any area in the Building;

          (f) the right to limit the space on the directory of the Building to be allotted to Tenant; and

          (g) the right to grant to anyone the right to conduct any particular business or undertaking in the Building.

      16. As used herein the term "Premises" shall mean and refer to the "Premises" as defined in Section 1 of the Lease.

      17. Tenant shall not operate space heaters or other heating or ventilating equipment without the express prior written consent of Landlord in each instance first obtained. Tenant shall not install or operate any electrical equipment, appliances or lighting fixtures in the Premises which are not listed and labeled by Underwriter's Laboratories or other testing organization acceptable to Landlord.

                                 EXHIBIT "C"
                   to Agreement of Lease by and between
                       COPT CONCOURSE, LLC, Landlord
               and DIALYSIS CORPORATION OF AMERICA, Tenant

                     SCHEDULE OF TENANT IMPROVEMENTS

                            DD-1 dated 1/29/04

                              [TO BE ATTACHED]

                                EXHIBIT "D"
                  to Agreement of Lease by and between
                      COPT CONCOURSE, LLC, Landlord
              and DIALYSIS CORPORATION OF AMERICA, Tenant

                        FORM ESTOPPEL CERTIFICATE

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
c/o AEGON USA Realty Advisors, Inc.
Mortgage Loan Department
4333 Edgewood Road N.E.
Cedar Rapids, Iowa  52499-5223

RE: Mortgage Loan to Corporate Office Properties, L.P. (the "Borrower") secured by Airport Square VIII, IX, 1302 Concourse and 1306 Concourse, Linthicum, Maryland 21090 (the "Real Property") owned by COPT Concourse, LLC, a Maryland limited liability company (the "Landlord"), and Assignment of Lease to Lender (as defined below) of a certain Lease to DIALYSIS CORPORATION OF AMERICA (the "Tenant")

Dear Sir or Madam:

     We are the tenant under the terms of a certain lease (together with any amendments, options, extension and renewals listed below, the "Lease") demising premises which comprise all or part of the Real Property. We understand that one of your insurance company affiliates ("Lender") has acted as the lender in connection with the funding of a commercial mortgage loan (the "Loan"). An assignment of the Lease will be part of Lender's security for the Loan.

     Tenant certifies that:

     (a) It occupies the premises demised by the Lease.

     (b) The material business terms of the Lease are as follows:

         Landlord: ----------------------------------------------------------
         Lease Date: --------------------------------------------------------
         Lease Commencement Date: -------------------------------------------
         Subleases (if any): ------------------------------------------------
         Amendments and Modifications (if any): -----------------------------
         Current Monthly Base Rent: -----------------------------------------
         Current Expense Reimbursement: -------------------------------------
         Square Footage: ----------------------------------------------------
         Expiration Date: ---------------------------------------------------
         Renewals or Options (if any): --------------------------------------
         Security or other Deposit: -----------------------------------------
         Uncompleted Tenant Improvements (if any): -------------------------- Unpaid Tenant Allowances (if any): ---------------------------------
         Other Financial Obligation of Landlord (if any): -------------------

     (c) The Lease is Tenant's entire agreement with the Landlord.

     (d) Tenant has accepted and currently occupies the leased premises, is paying full rent under the Lease, and neither (i) presently asserts any Landlord default, claim against Landlord, matured right of setoff, or right to pay reduced rent nor (ii) knows of any fact which, with the giving of notice or the passage of time, or both, could give rise to any such default, claim or right.

     (e) Tenant neither (i) presently asserts any matured right to terminate or to cancel the Lease nor (ii) knows of any fact which, with the giving of notice or the passage of time, or both, could give rise to any such right.

     (f) Tenant does not presently intend to vacate its premises any time prior to the Lease's expiration date and knows of no fact which could give rise to any such intent.

     (g) Tenant is not the debtor in any bankruptcy or state insolvency case and is not the subject of any receivership, winding up, liquidation or similar proceeding.

                                     Very truly yours,
                                     Tenant: DIALYSIS CORPORATION OF AMERICA

                                     By: ---------------------------------
                                     Name:
                                     Title:
                                     Date:

                                 EXHIBIT "E"
                    to Agreement of Lease by and between
                         COPT CONCOURSE, LLC, Landlord
                 and DIALYSIS CORPORATION OF AMERICA, Tenant

                    FORM OF COMMENCEMENT DATE AGREEMENT

                        COMMENCEMENT DATE AGREEMENT

     THIS COMMENCEMENT DATE AGREEMENT is made this      day of March, 2004,
between COPT CONCOURSE, LLC ("Landlord") and DIALYSIS CORPORATION OF AMERICA ("Tenant").

     Landlord and Tenant have entered into a certain Agreement of Lease (the
"Lease") dated March   , 2004, demising certain space consisting of 4,591
rentable square feet in the in the building located at and having an address of 1302 Concourse Drive, Linthicum, Maryland 21090 (the "Building"). All of the capitalized terms herein shall have the same respective definitions as set forth in the Lease.

     Pursuant to the provisions of Article 3 of the Lease, Landlord and Tenant, intending to be legally bound hereby, acknowledge and agree that the Commencement Date shall be the ________ day of ___________, 2004, and that the term of the Lease shall end on the _____ day of __________, 20__, at 11:59 p.m., unless sooner terminated or extended, as provided in the Lease. As supplemented hereby, the Lease shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Commencement Date Agreement on this _____ day of ________, 20__.

WITNESS OR ATTEST:                     LANDLORD:
                                       COPT CONCOURSE, LLC

----------------------------------     By------------------------------(SEAL)
                                         Roger A. Waesche, Jr.
                                         Executive Vice President

WITNESS OR ATTEST:                     TENANT:
                                       DIALYSIS CORPORATION OF AMERICA

----------------------------------     By------------------------------(SEAL)
                                         Name:
                                         Title: